UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

TRXADE HEALTH, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

November 9, 2022

Dear Fellow Stockholder,

I am pleased to invite you to attend a special meeting of stockholders (the “Special Meeting”) of TRxADE HEALTH, INC. (“TRxADE”, “we”, “us” or the “Company”) to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Tuesday, December 20, 2022
Time:	10:00 A.M. Eastern Time
Virtual Meeting Site:	https://agm.issuerdirect.com/MEDS

You will not be able to attend the Special Meeting physically. The Special Meeting will be held via an audio teleconference and all stockholders are invited to attend the meeting virtually. Stockholders may attend the Special Meeting via the Internet by logging in at https://agm.issuerdirect.com/MEDS (please note this link is case sensitive), with your Control ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the Special Meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the Special Meeting with your Request ID.

Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in the enclosed Notice of Special Meeting of Stockholders and proxy statement.

At the Special Meeting, you will be asked to approve the issuance of shares of our common stock in accordance with Nasdaq Listing Rule 5635(d) upon the exercise of warrants to purchase 2,663,045 shares of common stock of the Company (the “Private Placement Warrants”), and to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the proposal described above.

Our Board of Directors unanimously recommends that you vote “FOR” each of the foregoing proposals.

Your vote is very important. The approval of the issuance of shares of common stock upon exercise of the Private Placement Warrants in accordance with Nasdaq Listing Rule 5635(d) and the adjournment of the Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the issuance of shares of common stock upon exercise of the Private Placement Warrants in accordance with Nasdaq Listing Rule 5635(d), each require approval by the affirmative vote of the holders of a majority of the voting shares of TRxADE present at the Special Meeting or by proxy and entitled to vote on the matter at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote your shares by, telephone, fax, over the Internet or by signing and returning the enclosed proxy card as soon as possible or otherwise voting pursuant to the instructions in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card, to make sure that your shares are represented at the Special Meeting.

The accompanying proxy statement provides you with information about the Private Placement Warrants, the Special Meeting and the other business to be considered by TRxADE’s stockholders. We encourage you to read the entire proxy statement and the form of Common Stock Purchase Warrant dated October 7, 2022, describing the terms of the Private Placement Warrants and rights of the holders thereof, carefully. A copy of the Private Placement Warrants is attached as Annex A to the accompanying proxy statement. You may also obtain more information about TRxADE from documents we have filed with the U.S. Securities and Exchange Commission.

We are providing our proxy materials to our stockholders over the Internet. This reduces our environmental impact and our costs while ensuring our stockholders have timely access to this important information. Accordingly, stockholders of record at the close of business on October 31, 2022 will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) with details on accessing these materials. Beneficial owners of Company common stock at the close of business on October 31, 2022 will receive separate notices on behalf of their brokers, banks or other intermediaries through which they hold shares.

On behalf of the Board of Directors of TRxADE, we would like to thank you for being a stockholder and express our appreciation for your ongoing support and continued interest in TRxADE.

Very truly yours,

/s/ Suren Ajjarapu

Chief Executive Officer and Chairman

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on Tuesday, December 20, 2022.

Our proxy statement is available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/MEDS.

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TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of TRxADE HEALTH, INC. (“TRxADE”, “we”, “us” or the “Company”) to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Tuesday, December 20, 2022
Time:	10:00 A.M. Eastern Time
Virtual Meeting Site:	https://agm.issuerdirect.com/MEDS

A proxy card and a proxy statement for the Special Meeting are enclosed.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1. To approve the issuance of 2,663,045 shares of our common stock issuable upon the exercise of a Common Stock Purchase Warrant dated October 7, 2022 (the “Private Placement Warrants”), in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Share Issuance Proposal”); and

2. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal above (the “Adjournment Proposal”).

Because Nasdaq Stock Market listing standards (Listing Rule 5635(d)) state that, in certain circumstances, an issuer is required to obtain stockholder approval before the issuance or potential issuance of a number of shares of common stock equal to 20% or more of its common stock outstanding before the issuance, the Common Stock Purchase Warrant evidencing the Private Placement Warrants (the “Warrant Agreement”) currently prohibits the issuance of common stock upon exercise of the Private Placement Warrants until or unless the Company has received stockholder approval for the issuance of more than 19.99% of the common stock outstanding as of October 7, 2022, or 1,679,741 shares of common stock, which we refer to as the “Exchange Cap”. Stockholder approval of the Warrant Share Issuance Proposal at the Special Meeting would eliminate the Exchange Cap.

The Board of Directors of TRxADE unanimously determined that the issuance of shares of our common stock upon exercise of the Private Placement Warrants is in the best interests of TRxADE and its stockholders and recommends that you vote “FOR” such approval and “FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve such proposal.

Only holders of record of shares of TRxADE’s common stock at the close of business on October 31, 2022, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, 9,318,708 shares of our common stock were outstanding, which each vote one voting share, and as such, a total of 9,318,708 voting shares are eligible to be voted at the Special Meeting. Other than our common stock, we have no other voting securities currently outstanding.

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Your vote is very important. All stockholders of TRxADE are cordially invited to attend the Special Meeting. However, even if you plan to attend the Special Meeting, we request that you complete, date, sign and return the enclosed proxy card in the postage-paid envelope or vote your shares by telephone, fax or through the Internet as instructed in these materials as promptly as possible prior to the Special Meeting to ensure that your shares of TRxADE’s common stock will be represented at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, all of your shares will be voted “FOR” Proposal Nos. 1 and 2. If you fail to return your proxy card as instructed on the enclosed proxy card or fail to submit your proxy by telephone, fax or through the Internet and do not vote at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have no effect with respect to the vote on Proposals Nos. 1 and 2, except to the extent that we fail to either reach the required quorum to hold the Special Meeting, or that your failure to vote your shares results in us not receiving the required approval of shares represented at the Special Meeting or by proxy at the Special Meeting to approve the proposals. If you do attend the Special Meeting and wish to vote, you may withdraw your proxy and vote through the meeting portal.

The accompanying proxy statement provides you with detailed information about the proposals to be considered by you at the Special Meeting. We encourage you to read the accompanying proxy statement and Annex A thereto (which is incorporated by reference therein) carefully and in its entirety. If you have any questions concerning the proposals, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or additional proxy cards, please contact:

Janet Huffman, Corporate Secretary

2420 Brunello Trace

Lutz, Florida 33558

Telephone: (800) 261-0281

Email: jhuffman@trxade.com

By Order of the Board of Directors,

 /s/ Suren Ajjarapu

Suren Ajjarapu

Chairman

Houston, Texas

November 9, 2022

IMPORTANT: If you hold shares of common stock of TRxADE through an account with a broker, dealer, bank or other nominee please follow the instructions you receive from them to vote your shares.

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TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, DECEMBER 20, 2022

This proxy statement and related proxy solicitation materials are being first mailed, sent or given on or about November 9, 2022, to stockholders of TRxADE HEALTH, INC. (“TRxADE”, “we”, “us” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of TRxADE (the “Board of Directors” or the “Board”) for a special meeting of TRxADE’s stockholders and any adjournment or postponement thereof (the “Special Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting. The Special Meeting will be held on Tuesday, December 20, 2022 at 10:00 A.M. Eastern Standard time, via an audio teleconference at https://agm.issuerdirect.com/MEDS (please note this link is case sensitive), subject to any postponement(s) or adjournment(s) thereof. The Board of Directors encourages you to read this proxy statement and Annex A thereto (which is incorporated by reference herein) carefully and, in their entirety, and to take the opportunity to submit a proxy to vote your shares on the matters to be decided at the Special Meeting.

Only holders of record of shares of TRxADE’s common stock at the close of business on October 31, 2022, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, 9,318,708 shares of our common stock were outstanding, which each vote one voting share, and as such, a total of 9,318,708 voting shares are eligible to be voted at the Special Meeting. Other than our common stock, we have no other voting securities currently outstanding.

If you have any questions concerning the Special Meeting or this proxy statement, or would like additional copies of the proxy statement or additional proxy cards, please contact:

Janet Huffman, Chief Financial Officer

2420 Brunello Trace

Lutz, Florida 33558

Telephone: (800) 261-0281

Email: jhuffman@trxade.com

The date of this proxy statement is November 9, 2022.

ABOUT THIS PROXY STATEMENT

This proxy statement constitutes a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended. You should rely only on the information contained in this proxy statement. No one has been authorized to provide you with information that is different from the information contained in, or incorporated by reference into, this proxy statement. You should not assume that the information contained in, or incorporated by reference into, this proxy statement is accurate as of any date other than that date (or, in the case of incorporated documents, their respective dates). Our mailing of the Notice of Internet Available of this Proxy Statement and/or this proxy statement to the TRxADE stockholders will not create any implication to the contrary.

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THE SPECIAL MEETING	1
Time, Date and Place	1
Matters to be Considered at the Special Meeting	1
Record Date and Shares Entitled to Vote	1
Instructions for the Virtual Meeting	1
Conduct at the Special Meeting	1
Voting Requirements for Each of the Proposals	2
Inspector of Voting	2
Stockholders Entitled to Vote at the Meeting	2
Voting Instructions	2
Confidential Voting	2
Voting Results	2
Solicitation of Proxies	3
Important Notice Regarding the Availability of Proxy Materials	3
Company Mailing Address	3
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	3
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	10
PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON THE EXERCISE OF WARRANTS TO PURCHASE UP TO 2,663,045 SHARES OF COMMON STOCK IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)	10
General	10
Stockholder Approval	13
Potential Adverse Effects — Dilution and Impact on Existing Stockholders	14
Risks Related to the Private Placement Warrants	14
Required Vote; Recommendation of the Board of Directors	15
PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL	16
General	16
Required Vote; Recommendation of the Board of Directors	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
Security Ownership of Management and Certain Beneficial Owners and Management	16
Change of Control	18
STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING	18
OTHER MATTERS	19
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	19
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	19
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; WHERE YOU CAN FIND MORE INFORMATION	19
Incorporation of Certain Documents by Reference	19
Where You Can Find More Information	19

Annex A -	Form of Common Stock Purchase Warrant to purchase up to 2,663,045 shares of common stock, dated October 7, 2022

THE SPECIAL MEETING

Time, Date and Place

The Special Meeting will be held on Tuesday, December 20, 2022 at 10:00 A.M. Eastern Standard Time, via an audio teleconference at https://agm.issuerdirect.com/MEDS (please note this link is case sensitive), subject to any postponement(s) or adjournment(s) thereof.

Matters to be Considered at the Special Meeting

At the Special Meeting, holders of TRxADE’s common stock as of the Record Date (defined below) will consider and vote upon:

●	the Warrant Share Issuance Proposal; and

●	the Adjournment Proposal.

Record Date and Shares Entitled to Vote

Holders of TRxADE’s common stock as of the close of business on October 31, 2022, the record date for the Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.

At the close of business on the Record Date, there were 9,318,708 shares of our common stock outstanding. The common stock shares each vote one vote on all stockholder matters to come before the Meeting and as such, a total of 9,318,708 voting shares are eligible to be voted at the Special Meeting. Other than our common stock, we have no other voting securities currently outstanding.

Instructions for the Virtual Meeting

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/MEDS (please note this link is case sensitive) and enter the control number in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.

We recommend you check in/log in to the Special Meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting with your Request ID in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card, by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Conduct at the Special Meeting

The Chairman of the Special Meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business.

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Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Approval of the issuance of shares of our common stock issuable upon the exercise of warrants to purchase up to 2,663,045 shares of common stock in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Share Issuance Proposal”).	Majority of the votes cast on the proposal	No
2	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Warrant Share Issuance Proposal (the “Adjournment Proposal”).	Majority of the votes cast on the proposal	No

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Special Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Special Meeting will be available at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on your in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

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Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Important Notice Regarding the Availability of Proxy Materials

The proxy statement is available at https://www.iproxydirect.com/MEDS.

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of our annual meeting and our costs.

Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or about November 9, 2022. Stockholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

The Notice of Internet Availability contains a control number and Request ID that you will need to attend the Special Meeting and vote your shares, respectively. Please keep the Notice of Internet Availability for your reference through the meeting date.

Company Mailing Address

The mailing address of our principal executive offices is 2420 Brunello Trace, Lutz, Florida 33558.

* * * * *

For additional information regarding the Special Meeting, see the section entitled “Questions and Answers about the Special Meeting”, below.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following are some questions that you, as a stockholder of TRxADE, may have regarding the Special Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement, including Annex A hereto (which is incorporated by reference herein) and other documents referred to in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the Special Meeting or the proposals relating thereto.

Q. What are the Private Placement Warrants and in connection with what transaction were they granted?

A. On October 4, 2022, we entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”). The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of: (i) 920,000 shares (the “Shares”) of the Company’s common stock, $0.00001 par value, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 601,740 shares of common stock, and (iii) warrants (the “Private Placement Warrants” and, together with the Shares and the Pre-Funded Warrants, the “Securities”) to purchase up to 2,663,045 shares of common stock. The offering price per Share was $1.15 and the offering price per Pre-Funded Warrant was $1.14999. The Private Placement Warrants were sold in a concurrent private placement (the “Private Placement”), exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

The Pre-Funded Warrants were immediately exercisable, have an exercise price of $0.00001 per share, and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Each Private Placement Warrant has an exercise price of $1.50 per share, will be exercisable following Stockholder Approval (as defined below) and will expire on the fifth anniversary of the date on which the Private Placement Warrants become exercisable. The Private Placement Warrants contain standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions, and include full ratchet anti-dilutive rights in the event the Company issues shares of common stock or common stock equivalents within fifteen months of the initial exercise date, with a value less than the then exercise price of such Private Placement Warrants, subject to certain customary exceptions, and further subject to a minimum exercise price of $0.232 per share. The Private Placement Warrants also include certain rights upon ‘fundamental transactions’ as described in the Private Placement Warrants, including allowing the holders thereof to require that the Company re-purchase such Private Placement Warrants at the Black Scholes Value of such securities.

The Pre-Funded Warrants have cashless exercise rights and to the extent the shares of common stock underlying the Private Placement Warrants are not registered under the Securities Act, the Private Placement Warrants include cashless exercise rights.

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If we fail for any reason to deliver shares of common stock upon the valid exercise of the Pre-Funded Warrants or Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price, by the time period set forth in the Pre-Funded Warrants or Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Pre-Funded Warrants and Private Placement Warrants. The Pre-Funded Warrants and Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of common stock upon exercise thereof within the time periods set forth in the Pre-Funded Warrants and Private Placement Warrants.

Under the terms of the Pre-Funded Warrants and Private Placement Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%, and provided further that the Purchaser has elected to increase the ownership limitation to 9.99% in connection with the initial issuance of the Pre-Funded Warrants.

The Private Placement Warrants may not be exercised by the holder thereof until or unless the Company’s stockholders have approved the issuance of shares of common stock upon the exercise of such Private Placement Warrants pursuant to the applicable rules and regulations of the Nasdaq Stock Market, including the issuance of the shares of common stock issuable upon exercise of the Private Placement Warrants in excess of 19.99% of the issued and outstanding common stock on the closing date of the offering (the “Exchange Cap” and “Stockholder Approval”), which Stockholder Approval we are seeking pursuant to the Warrant Share Issuance Proposal at the Special Meeting.

As an additional requirement to the offering, all of the officers and directors of the Company were required to enter into an agreement agreeing to vote all common stock over which such persons have voting control as of the record date for the meeting of stockholders of the Company (the “Voting Agreements”), which Voting Agreements have been entered into by such required persons.

The offering of the Shares, Pre-Funded Warrants and Private Placement Warrants resulted in gross proceeds to the Company of approximately $1.75 million. The net proceeds to the Company from the offering are expected to be approximately $1.5 million, after deducting placement agent fees and expenses and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes. On October 4, 2022, the Company also entered into a placement agent agreement (the “Placement Agent Agreement”) with Maxim Group LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agent Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Securities. The Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from the sale of the Shares and Pre-Funded Warrants and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $35,000.

The transactions contemplated by the Purchase Agreement closed on October 7, 2022.

We agreed pursuant to the Purchase Agreement that as soon as practicable (and in any event within 60 calendar days of the date of Purchase Agreement), that we would file a registration statement on Form S-1 providing for the resale by the Purchaser of the shares of common stock issuable upon exercise of the Private Placement Warrants, use commercially reasonable efforts to cause such registration statement to become effective within 181 days following the closing date of the offerings and to keep such registration statement effective at all times until no Purchaser owns any Private Placement Warrants or shares of common stock issuable upon exercise thereof. The date such required registration statement is declared effective is defined herein as the “Effective Date”.

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We also agreed to hold a special meeting of stockholders or take action via written consent of stockholders, at the earliest practical date, but no later than December 20, 2022, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. We are required to use our reasonable best efforts to obtain such Shareholder Approval. If we do not obtain Shareholder Approval at the first meeting, we are required to call a meeting every six months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Private Placement Warrants are no longer outstanding. As discussed above, the Special Meeting is being called to satisfy the above requirement of the Purchase Agreement.

Pursuant to the Purchase Agreement the Company has agreed that, subject to certain exceptions, (i) it will not issue any shares of common stock for a period of 90 days following the later of (A) the date of Stockholder Approval and (B) the Effective Date, subject to certain customary and pre-agreed exceptions and that (ii) it will not enter into a variable rate transaction for a period of nine months following the Effective Date.

We also agreed to provide the Purchaser a right of participation for 12 months following the closing date to participate up to 25% in any subsequent offering we may undertake of equity or debt.

The offering of the Shares, Pre-Funded Warrants and the shares of common stock issuable upon exercise of the Pre-Funded Warrants are being made pursuant to a registration statement on Form S-3 (File No. 333- 266432), which was filed by the Company with the Securities and Exchange Commission on July 29, 2022, and declared effective on August 8, 2022, as supplemented by a prospectus supplement dated October 4, 2022.

The Private Placement Warrants and the shares of common stock issuable upon exercise of the Private Placement Warrants are not registered under the registration statement discussed above, and are instead being sold in a private transaction, exempt from registration under the Securities Act.

Q. Why is TRxADE requesting stockholder approval for the Warrant Share Issuance Proposal?

A. Pursuant to the Private Placement Warrants, until such time as the Company’s stockholders have approved the issuance of more than 19.99% of our common stock issuable upon exercise of the Private Placement Warrants (i.e., 1,679,741 shares, as of the date of the grant of the Private Placement Warrants and the entry into the Purchase Agreement) in accordance with the rules of The Nasdaq Capital Market, the Private Placement Warrants are not exercisable into shares of common stock. Furthermore, as discussed above, the Company is required pursuant to the terms of the Purchase Agreement to seek the Stockholder Approval. As such, the Company is seeking stockholder approval in accordance with Nasdaq Listing Rule 5635(d), to allow for the exercise of the Private Placement Warrants into common stock of the Company pursuant to the terms of the Indenture and to remove the Exchange Cap.

Q. Why am I receiving these materials?

A. As discussed above, we are seeking approval for the Warrant Share Issuance Proposal. TRxADE is sending these materials to you to help you decide how to vote your shares of TRxADE’s common stock with respect to the Warrant Share Issuance Proposal and the other matters to be considered at the Special Meeting. This proxy statement contains important information about the Warrant Share Issuance Proposal, the Special Meeting and the Adjournment Proposal, and you should read it carefully.

Q. What stockholder approval is required to approve the Warrant Share Issuance Proposal?

A. Approval of the Warrant Share Issuance Proposal requires the affirmative vote of a majority of the holders of shares of the Company’s common stock (which each vote one voting share) present at the Special Meeting or by proxy at the Special Meeting, voting as a class, provided that a quorum of stockholders exists at the Special Meeting (meaning that of the shares of common stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” these proposals for them to be approved).

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Q. Have any stockholders already agreed to vote in favor of the Warrant Share Issuance Proposal?

A. Yes, as an additional requirement to the offering, all of the officers and directors of the Company were required to enter into an agreement agreeing to vote all common stock over which such persons have voting control as of the record date for the meeting of stockholders of the Company, which Voting Agreements have been entered into by such required persons. As a result, each of our officers and directors have agreed to vote all of the voting shares which they hold as of the Record Date, a total of 4,525,591 or 48.6% of our total voting shares as of the Record Date, in favor of the Warrant Share Issuance Proposal.

Q. If stockholder approval is obtained, what is the impact on the rights of existing stockholders?

If stockholder approval of the Warrant Share Issuance Proposal is obtained, the Private Placement Warrants may, pursuant to their terms, be exercised for shares of common stock of the Company and the Exchange Cap would be removed. The term of the Private Placement Warrants do not begin until Stockholder Approval is received, and continue for five years after Stockholder Approval, and we agreed pursuant to the Purchase Agreement, subject to certain exceptions, (i) that we would not issue any shares of common stock for a period of 90 days following the later of (A) the date of Stockholder Approval and (B) the Effective Date, subject to certain customary and pre-agreed exceptions and that (ii) we would not enter into a variable rate transaction for a period of nine months following the Effective Date.

As a result, the rights under the Private Placement Warrants will continue indefinitely (provided that such Private Placement Warrants would not be exercisable during such period) until or unless Stockholder Approval is received for the issuance of shares of common stock upon exercise thereof and the removal of the Exchange Cap, and in the event that such stockholder approval is not received, we would continue to be prohibited from issuing any shares of common stock.

The continued extension in the term of the Private Placement Warrants would result in a longer period for the anti-dilutive rights of the Private Placement Warrants to potentially result in a decrease in the exercise price of the Private Placement Warrants, resulting in the Company receiving less consideration upon exercise thereof. Additionally, the extension of the prohibition on our ability to issue additional shares of common stock, other than pursuant to certain customary exceptions, could limit our ability to raise additional funding in the future, complete transactions which would otherwise be accretive to stockholders or otherwise use equity as a form of compensation in certain future transactions affecting the Company. Any of the above could have a material adverse effect on the Company and/or the value of our securities.

The rights and privileges associated with the common stock potentially issuable through exercise of the Private Placement Warrants would be identical to the rights and privileges associated with the common stock held by our existing stockholders.

Q. What will happen if the Warrant Share Issuance Proposal is not approved by TRxADE’s stockholders?

A. If we fail to obtain stockholder approval at the Special Meeting of the Warrant Share Issuance Proposal, the Exchange Cap will remain in place and the Private Placement Warrants will not be exercisable for shares of our common stock. Additionally, the anti-dilutive rights under the Private Placement Warrants will continue in effect until or unless Stockholder Approval is received for the issuance of shares of common stock upon exercise thereof and the removal of the Exchange Cap, and if such stockholder approval is not received, we would continue to be prohibited from issuing any shares of common stock. Finally, if we do not obtain Shareholder Approval at the Special Meeting, we are required to call a meeting every six months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Private Placement Warrants are no longer outstanding. The calling of a Special Meeting is costly and resource intensive for management, and in the event Stockholder Approval was not received at the Special Meeting or any meeting held thereafter, the costs of the preparation, printing and mailing of this Proxy Statement (and any future Proxy Statement) will be lost, which could have a material adverse effect on our results of operations and cash flow.

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Q. Are there any other proposals to be considered and approved at the Special Meeting?

A. Yes. In addition to the Warrant Share Issuance Proposal, TRxADE is also asking its stockholders to approve the Adjournment Proposal, which requires the affirmative vote of the holders of a majority of TRxADE’s common stock (which each vote one vote on all stockholder matters) present at the Special Meeting or by proxy and entitled to vote on the matter at the Special Meeting, voting as a single class (meaning that of the shares of common stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Q: How does the Board of Directors recommend that TRxADE’s stockholders vote with respect to each of the Proposals?

A: The Board of Directors unanimously determined that the Warrant Share Issuance Proposal is in the best interests of TRxADE and its stockholders and recommends that you vote “FOR” the Warrant Share Issuance Proposal, and “FOR” the Adjournment Proposal.

Q. Do I have appraisal rights in connection with the Warrant Share Issuance Proposal?

A. No. Under the Delaware General Business Law, appraisal and dissenters’ rights are not available to any stockholder in connection with the Warrant Share Issuance Proposal, regardless of whether such stockholder votes for or against the approval of the Warrant Share Issuance Proposal.

Q. When and where will the Special Meeting take place?

A. The meeting will be held on Tuesday, December 20, 2022 at 10:00 A.M. Eastern Standard Time, via an audio teleconference at https://agm.issuerdirect.com/MEDS (please note this link is case sensitive), subject to any postponement(s) or adjournment(s) thereof.

Q. Who can attend and vote at the Special Meeting?

A. Holders of common stock of TRxADE as of the close of business on October 31, 2022, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, 9,318,708 shares of our common stock were outstanding, which each vote one voting share, voting as a single class, and as such, a total of 9,318,708 voting shares are eligible to be voted at the Special Meeting.

Q: What do I need to do now and how do I vote?

A: TRxADE encourages you to read this proxy statement carefully, and to consider how the Warrant Share Issuance Proposal may affect you.

If your shares of TRxADE’s common stock are registered directly in your name with TRxADE’s transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card are being sent directly to you by TRxADE. There are five methods by which you may vote your shares at the Special Meeting:

●

At the virtual Special Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting, by using the Request ID found in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card.

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●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Q: If my shares of TRxADE’s common stock are held in “street name” by my broker, dealer, bank or other nominee, will my broker, dealer, bank or nominee vote my shares for me and may I vote at the Special Meeting?

A: If your shares of TRxADE’s common stock are held through an account with a broker, dealer, bank or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card, a Notice of Internet Availability of Proxy Materials. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to TRxADE.

As the beneficial owner, you are also invited to attend the Special Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

Q. What happens if I do not sign and return my proxy card or vote by telephone, fax, through the Internet or at the Special Meeting or I do not otherwise provide proxy instructions?

A. If you are a stockholder of record of TRxADE’s common stock and you do not sign and return your proxy card as discussed herein, your shares will not be voted at the Special Meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting. Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares at the Special Meeting will have no effect on the outcome of the Warrant Share Issuance Proposal or the Adjournment Proposal (except to the extent that your failure to vote prevents the Company from obtaining a quorum at the Special Meeting, or prevents the Company from obtaining the majority vote of shares present or via proxy at the Special Meeting).

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” each proposal.

Q. What if I abstain from voting?

A. If you attend the Special Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting, but will not be voted at the Special Meeting. As a result, your abstention will have the same effect as voting “AGAINST” each proposal.

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Q. What is a “broker non-vote?”

A. “Broker non-votes” are shares held in “street name” by brokers, dealers, banks and other nominees that are present or represented by proxy at the Special Meeting, but with respect to which the broker, dealer, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank or nominee does not have discretionary voting power on such proposal. Because brokers, dealers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to the Warrant Share Issuance Proposal, but do have discretion to vote in connection with the Adjournment Proposal, each described in this proxy statement, if a beneficial owner of shares of TRxADE’s common stock held in “street name” does not give voting instructions to the broker, dealer, bank or other nominee, then those shares will not be counted as present or by proxy at the Special Meeting with respect to those proposals. The failure to issue voting instructions to your broker, dealer, bank or other nominee will have no effect on the outcome of the Warrant Share Issuance Proposal or the Adjournment Proposal.

Q: May I revoke or change my vote after I have provided proxy instructions?

A: Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways: (i) delivering written notice to the Secretary of the Company at TRxADE’s principal executive offices prior to the Special Meeting, (ii) executing and delivering a proxy bearing a later date to the Secretary of the Company at TRxADE’s principal executive office prior to the Special Meeting, or (iii) voting at the Special Meeting through the meeting portal. Your attendance at the Special Meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank or other nominee in order to change those instructions.

Q. What constitutes a quorum for the Special Meeting?

A. The presence at the Special Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Special Meeting is necessary to constitute a quorum, which is necessary to conduct the Special Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the Special Meeting. In addition, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present at the Special Meeting or by proxy, may adjourn the meeting until a quorum is present or represented.

Q. What does it mean if I received more than one Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card?

A. If you received more than one Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and returned separately in order to ensure that all of your shares of TRxADE’s common stock are voted.

Q. Whom should I contact if I have any questions about the Warrant Share Issuance Proposal or the Special Meeting?

A. If you have any questions about the Warrant Share Issuance Proposal or the Special Meeting, please contact:

Janet Huffman, Chief Financial Officer

2420 Brunello Trace

Lutz, Florida 33558

Telephone: (800) 261-0281

Email: jhuffman@trxade.com

If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact Issuer Direct, at the address, email and telephone number listed below:

1 Glenwood Avenue

Suite 1001

Raleigh, North Carolina 27603

Email: proxy@issuerdirect.com

Phone: (919) 447-3740

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If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the other documents referred to in this proxy statement contain or may contain “forward-looking statements” of TRxADE within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For this purpose, any statements contained herein, other than statements of historical fact, may be forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include words such as “may”, “will”, “project”, “might”, “expect”, “believe”, “anticipate”, “intend”, “could”, “would”, “estimate”, “continue” or “pursue” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and the other documents referred to herein and relate to a variety of statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of our management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those that are referred to in this proxy statement. All of these risks and uncertainties could potentially have an adverse impact on TRxADE’s business and financial performance, and could cause a decline in the value of TRxADE’s securities.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or, in the case of documents referred to in this proxy statement, as of the date of those documents. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

More information about other potential factors that could affect TRxADE’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in TRxADE’s Annual Report on Form 10-K for the year ended December 31, 2021 and TRxADE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which are on file with the SEC and available on the SEC’s website at www.sec.gov. See the section of this proxy statement entitled “Where You Can Find Additional Information”, beginning on page 27.

PROPOSAL NO. 1:

APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON THE EXERCISE OF WARRANTS TO PURCHASE UP TO 2,663,045 SHARES OF COMMON STOCK IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

The discussion of the Private Placement Warrants and the holders thereof as set forth in this proxy statement is qualified in its entirety by reference to the form of Common Stock Purchase Warrant evidencing the Private Placement Warrants, which sets forth the terms, conditions and rights of the Private Placement Warrants, a copy of which is attached to this proxy statement as Annex A and hereby incorporated by reference into this proxy statement. We encourage you to read form of Common Stock Purchase Warrant evidencing the Private Placement Warrants carefully and, in its entirety, as it is the legal document that governs the Private Placement Warrants.

General

We are asking stockholders to approve the issuance of shares of our common stock upon the exercise of the Private Placement Warrants, discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

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Private Placement Warrants

On October 4, 2022, we entered into a securities purchase agreement with a certain institutional investor. The Purchase Agreement provided for the sale and issuance by the Company of an aggregate of: (i) 920,000 shares of the Company’s common stock, $0.00001 par value, (ii) pre-funded warrants to purchase up to 601,740 shares of common stock and (iii) warrants to purchase up to 2,663,045 shares of common stock (the Private Placement Warrants). The offering price per Share was $1.15 and the offering price per Pre-Funded Warrant was $1.14999. The Private Placement Warrants were sold in a concurrent Private Placement, exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act.

The Pre-Funded Warrants were immediately exercisable, have an exercise price of $0.00001 per share, and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Each Private Placement Warrant has an exercise price of $1.50 per share, will be exercisable following Stockholder Approval and will expire on the fifth anniversary of the date on which the Private Placement Warrants become exercisable. The Private Placement Warrants contain standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions, and include full ratchet anti-dilutive rights in the event the Company issues shares of common stock or common stock equivalents within fifteen months of the initial exercise date, with a value less than the then exercise price of such Private Placement Warrants, subject to certain customary exceptions, and further subject to a minimum exercise price of $0.232 per share. The Private Placement Warrants also include certain rights upon ‘fundamental transactions’ as described in the Private Placement Warrants, including allowing the holders thereof to require that the Company re-purchase such Private Placement Warrants at the Black Scholes Value of such securities.

The Pre-Funded Warrants have cashless exercise rights and to the extent the shares of common stock underlying the Private Placement Warrants are not registered under the Securities Act, the Private Placement Warrants include cashless exercise rights.

If we fail for any reason to deliver shares of common stock upon the valid exercise of the Pre-Funded Warrants or Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price, by the time period set forth in the Pre-Funded Warrants or Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Pre-Funded Warrants and Private Placement Warrants. The Pre-Funded Warrants and Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of common stock upon exercise thereof within the time periods set forth in the Pre-Funded Warrants and Private Placement Warrants.

Under the terms of the Pre-Funded Warrants and Private Placement Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%, and provided further that the Purchaser has elected to increase the ownership limitation to 9.99% in connection with the initial issuance of the Pre-Funded Warrants.

The Private Placement Warrants may not be exercised by the holder thereof until or unless the Company’s stockholders have approved the issuance of shares of common stock upon the exercise of such Private Placement Warrants pursuant to the applicable rules and regulations of the Nasdaq Stock Market, including the issuance of the shares of common stock issuable upon exercise of the Private Placement Warrants in excess of 19.99% of the issued and outstanding common stock on the closing date of the offering, which Stockholder Approval we are seeking pursuant to the Warrant Share Issuance Proposal at the Special Meeting. Subject to the rules and regulations of the Nasdaq Capital Market, the Company may at any time during the term of the Private Placement Warrants, reduce the then current exercise price thereof to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

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As an additional requirement to the offering, all of the officers and directors of the Company were required to enter into an agreement agreeing to vote all common stock over which such persons have voting control as of the record date for the meeting of stockholders of the Company, which Voting Agreements have been entered into by such required persons. As a result, each of our officers and directors have agreed to vote all of the voting shares which they hold as of the Record Date, a total of 4,525,591 or 48.6% of our total voting shares as of the Record Date, in favor of the Warrant Share Issuance Proposal.

The offering of the Shares, Pre-Funded Warrants and Private Placement Warrants resulted in gross proceeds to the Company of approximately $1.75 million. The net proceeds to the Company from the offering are expected to be approximately $1.5 million, after deducting placement agent fees and expenses and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes. On October 4, 2022, the Company also entered into a placement agent agreement with Maxim Group LLC. Pursuant to the terms of the Placement Agent Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Securities. The Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from the sale of the Shares and Pre-Funded Warrants and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $35,000.

The transactions contemplated by the Purchase Agreement closed on October 7, 2022.

We agreed pursuant to the Purchase Agreement that as soon as practicable (and in any event within 60 calendar days of the date of Purchase Agreement), that we would file a registration statement on Form S-1 providing for the resale by the Purchaser of the shares of common stock issuable upon exercise of the Private Placement Warrants, use commercially reasonable efforts to cause such registration statement to become effective within 181 days following the closing date of the offerings and to keep such registration statement effective at all times until no Purchaser owns any Private Placement Warrants or shares of common stock issuable upon exercise thereof.

We also agreed to hold a special meeting of stockholders or take action via written consent of stockholders, at the earliest practical date, but no later than December 20, 2022, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. We are required to use our reasonable best efforts to obtain such Shareholder Approval. If we do not obtain Shareholder Approval at the first meeting, we are required to call a meeting every six months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Private Placement Warrants are no longer outstanding. As discussed above, the Special Meeting is being called to satisfy the above requirement of the Purchase Agreement.

Pursuant to the Purchase Agreement the Company has agreed that, subject to certain exceptions, (i) it will not issue any shares of common stock for a period of 90 days following the later of (A) the date of Stockholder Approval and (B) the Effective Date, subject to certain customary and pre-agreed exceptions and that (ii) it will not enter into a variable rate transaction for a period of nine months following the Effective Date.

We also agreed to provide the Purchaser a right of participation for 12 months following the closing date to participate up to 25% in any subsequent offering we may undertake of equity or debt.

The offering of the Shares, Pre-Funded Warrants and the shares of common stock issuable upon exercise of the Pre-Funded Warrants are being made pursuant to a registration statement on Form S-3 (File No. 333- 266432), which was filed by the Company with the Securities and Exchange Commission on July 29, 2022, and declared effective on August 8, 2022, as supplemented by a prospectus supplement dated October 4, 2022.

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The Private Placement Warrants and the shares of common stock issuable upon exercise of the Private Placement Warrants are not registered under the registration statement discussed above, and are instead being sold in a private transaction, exempt from registration under the Securities Act.

Stockholder Approval

Pursuant to the Purchase Agreement, the Company agreed to hold a special meeting of stockholders or take action via written consent of stockholders, at the earliest practical date, but no later than December 20, 2022, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. We are required to use our reasonable best efforts to obtain such Shareholder Approval. If we do not obtain Shareholder Approval at the first meeting, we are required to call a meeting every six months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the Private Placement Warrants are no longer outstanding. As discussed above, the Special Meeting is being called to satisfy the above requirement of the Purchase Agreement.

A vote in favor of the Warrant Share Issuance Proposal is a vote “for” approval of all shares of common stock issuable upon exercise of the Private Placement Warrants.

Exercise of the Private Placement Warrants could result in the issuance of 20% or more of our common stock outstanding as of October 7, 2022, the date that the Private Placement Warrants were granted by the Company. Because NASDAQ Stock Market listing standards (Listing Rule 5635(d)) state, as described below, that, in certain circumstances, an issuer is required to obtain stockholder approval before the issuance or potential issuance of a number of shares of common stock equal to 20% or more of its common stock outstanding before the issuance, the agreement evidencing the Private Placement Warrants currently prohibits the issuance of common stock upon exercise of the Private Placement Warrants until or unless the Company has received stockholder approval for the issuance of more than 19.99% of the common stock outstanding as of October 7, 2022, or 1,679,741 shares of common stock, which we refer to as the “Exchange Cap”. Stockholder approval of the Warrant Share Issuance Proposal at the Special Meeting would eliminate the Exchange Cap.

Specifically, Nasdaq Listing Rule 5635(d), requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Nasdaq closing price immediately preceding the signing of the binding agreement, or (ii) the average of the Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement. Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance. Because the 2,663,045 shares of common stock issuable upon exercise of the Private Placement Warrants total more than 19.99% of the Company’s outstanding shares of common stock on the date the Private Placement Warrants were granted and because the Private Placement Warrants have anti-dilutive rights, and were deemed sold at below the Minimum Price, the Company is seeking stockholder approval for removal of the Exchange Cap, and for the issuance of the shares of common stock upon exercise of the Private Placement Warrants, as described in greater detail above, pursuant to Nasdaq Listing Rule 5635(d).

The summary of the terms of the Private Placement Warrants above is qualified in its entirety by reference to the copy of the form of Common Stock Purchase Warrant evidencing the Private Placement Warrants which is included herewith as Annex A, which is incorporated herein by reference. You should read this summary together with the form of Common Stock Purchase Warrant evidencing the Private Placement Warrants.

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Potential Adverse Effects — Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the Private Placement Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the common stock issuable upon exercise of the Private Placement Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Private Placement Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the common stock issuable upon exercise of the Private Placement Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the Private Placement Warrants are exercised in full for cash, a total of 2,663,045 shares of common stock will be issuable to the holder of the Private Placement Warrants and this dilutive effect may be material to current stockholders of the Company.

Risks Related to the Private Placement Warrants

If we do not maintain a current and effective prospectus relating to the common stock issuable upon exercise of the Private Placement Warrants, holders may exercise such Private Placement Warrants on a “cashless basis.”

Assuming Stockholder Approval is received, if we do not maintain a current and effective prospectus relating to the shares of common stock issuable upon exercise of the Private Placement Warrants at the time that holders wish to exercise such warrants, they will be able to exercise them on a “cashless basis”. As a result, the number of shares of common stock that holders will receive upon exercise of the Private Placement Warrants will be fewer than it would have been had such holders exercised their Private Placement Warrants for cash. Under the terms of the Purchase Agreement, we have agreed to file a registration statement to register the Private Warrant Shares, as soon as practicable (and in any event within 60 calendar days of the date of the Purchase Agreement), and use commercially reasonable efforts to cause such registration statement to become effective within 181 days following the closing date of the offering of the Securities and to keep such registration statement effective at all times until the investor holds no Private Placement Warrants or Private Warrant Shares issuable upon exercise thereof. However, we cannot assure you that we will be able to do so. If the Private Placement Warrants are exercised on a “cashless” basis, we will not receive any consideration from such exercises.

Provisions of the Private Placement Warrants could discourage an acquisition of us by a third party.

Certain provisions of the Private Placement Warrants could make it more difficult or expensive for a third party to acquire us. The Private Placement Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, among other things, the surviving entity assumes our obligations under the Private Placement Warrants. Further, the Private Placement Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exception, holders of such warrants will have the right, at their option, to require us to repurchase such warrants at a price described in such warrants. These and other provisions of the Private Placement Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to you.

The Private Placement Warrants have certain anti-dilutive rights.

The Private Placement Warrants include full ratchet anti-dilutive rights in the event any shares of common stock or other equity or equity equivalent securities payable in common stock are granted, issued or sold (or the Company enters into any agreement to grant, issue or sell), or in accordance with the terms of the warrant agreement evidencing the Private Placement Warrants, are deemed to have granted, issued or sold, in each case, at a price less than the exercise price, which automatically decreases the exercise price of the Warrants upon the occurrence of such event, as described in greater detail in the warrant agreement, subject to a minimum exercise price of $0.232 per share. Such anti-dilution rights, if triggered, could result in a significant decrease in the exercise price of the Private Placement Warrants, which could result in significant dilution to existing shareholders.

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The Private Placement Warrants may be accounted for as liabilities and the changes in value of such Private Placement Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the warrant agreements entered into in connection with sale of the Private Placement Warrants. It is possible that we and/or our auditors will conclude that because of the terms of such Private Placement Warrants, such Private Placement Warrants should be accounted for as liability instruments. As a result, the Company would be required to classify the Private Placement Warrants as liabilities. Under the liability accounting treatment, the Company would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors which are outside our control. In the event the Private Placement Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants which could be material. The impact of changes in fair value on our earnings may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of The Nasdaq Capital Market.

The issuance and sale of common stock upon exercise of the Private Placement Warrants may cause substantial dilution to existing stockholders and may also depress the market price of our common stock.

Assuming Stockholder Approval is received, the Private Placement Warrants will be exercisable for up to 2,663,045 shares of common stock, provided that the Private Placement Warrants contain a provision limiting each holder’s ability to exercise the warrants if such exercise would cause the holder’s (or any affiliate of any such holder) holdings in the Company to exceed 4.99% of the Company’s issued and outstanding shares of common stock (which may be increased or decreased with 61 days prior written notice from the holder, to up to 9.99% of the Company’s issued and outstanding shares of common stock). The ownership limitation does not prevent such holder from exercising some of the warrants, selling those shares, and then exercising the rest of the warrants, while still staying below the 4.99% limit. In this way, the holder of the warrants could sell more than this limit while never actually holding more shares than this limit allows. If the holder of the warrants chooses to do this, it will cause substantial dilution to the then holders of our common stock.

If exercises of the warrants and sales of such shares issuable upon exercise thereof take place, the price of our common stock may decline. In addition, the common stock issuable upon exercise of the warrants may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of the company’s stock will decrease, and any additional shares which shareholders attempt to sell in the market will only further decrease the share price. If the share volume of our common stock cannot absorb shares sold by the warrant holders, then the value of our common stock will likely decrease.

Required Vote; Recommendation of the Board of Directors

Approval of the Warrant Share Issuance Proposal requires the affirmative vote of the holders of a majority of TRxADE’s common stock (which each vote one voting share on all stockholder matters) present at the Special Meeting or by proxy and entitled to vote on the matter at the Special Meeting (meaning that of the shares of common stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” the Warrant Share Issuance Proposal for it to be approved). For purposes of the vote on this Warrant Share Issuance Proposal, an abstention will have the same effect as voting “AGAINST” the Warrant Share Issuance Proposal, but the failure to sign and return your proxy card or vote by telephone, fax, over the Internet or at the Special Meeting will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of the proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE WARRANT SHARE ISSUANCE PROPOSAL.

PROPOSAL NO. 2:

THE ADJOURNMENT PROPOSAL

General

If the number of shares of common stock (which each vote one voting share on all stockholder matters) present at the Special Meeting or represented by proxy at the Special Meeting and voting in favor of the proposal to approve the Warrant Share Issuance Proposal is insufficient to approve the Warrant Share Issuance Proposal at the time of the Special Meeting, we intend to move to adjourn the Special Meeting, if necessary or appropriate (as determined in good faith by our Board of Directors) to a later time or date, from time to time, in order to enable the Board of Directors to solicit additional proxies in respect of the Warrant Share Issuance Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote; Recommendation of the Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of TRxADE’s common stock (which each vote one voting share on all stockholder matters) present at the Special Meeting or by proxy and entitled to vote on the matter at the Special Meeting (meaning that of the shares of common stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” the Adjournment Proposal for it to be approved). For purposes of the vote on this Adjournment Proposal, an abstention will have the same effect as voting “AGAINST” the Adjournment Proposal, but the failure to sign and return your proxy card or vote by telephone, fax, over the Internet or at the Special Meeting will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

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Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2420 Brunello Trace, Lutz, FL 33558. All of the securities reported below are common stock shares as we do not currently have any other outstanding classes of stock other than our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	2,288,824		24.5%
Prashant Patel, Director, COO, and President (2)	2,092,371		22.4%
Donald G. Fell, Director (3)	122,862		1.3%
Charles L. Pope, Director	65,437		*
Jeff Newell, Director	—		—
Janet Huffman, CFO	21,551		*

All executive officers, directors and director nominees as a Group (six persons)	4,591,045		49.3%

Greater than 5% Stockholders
R.S.N, LLC (4)	500,001		5.4%
Armistice Capital Master Fund Ltd. (5)	1,034,500	(6)	9.99%

* Less than one 1%.

(1) Includes (i) 1,112,516 shares owned directly by Mr. Ajjarapu, (ii) 675,000 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 212,500 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 212,500 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, and which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (v) options to purchase 14,584 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date.

(2) Includes (i) 1,261,120 shares owned directly by Mr. Patel, (ii) 416,667 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 400,000 shares owned by the Patel Trust; and (iv) options to purchase 14,584 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Patel claims beneficial ownership of, as Trustee.

(3) Includes 49,281 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(4) The securities held by R.S.N., LLC are beneficially owned by Darshan Ran and Savitri Ran, its Members. Address: 744 Broadway Avenue, Orillia, Ontario, Canada. Information comes from the Schedule 13G/A filed by R.S.N., LLC with the SEC on October 8, 2019, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

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(5) The securities are directly held by Armistice Capital Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. Address 510 Madison Avenue, 7th Floor, New York, NY 10022.

(6) Includes shares of common stock issuable upon exercise of Pre-Funded Warrants to purchase up to 601,740 shares of common stock, which are subject to a 9.99% beneficial ownership limitation.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2023 annual meeting of stockholders, it must be received by our Secretary by no later than December 22, 2023, unless the date of the 2023 annual meeting of stockholders is more than 30 days before or after June 2, 2023, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2023 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 2, 2023 and the close of business on March 4, 2023 for the 2023 annual meeting of stockholders. In the event that the 2023 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 60 days after June 2, 2023, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2023 annual meeting of stockholders and no later than the tenth day following the day on which we publicly announce the date of the 2023 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 2420 Brunello Trace, Lutz, Florida 33558, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which are available at www.sec.gov available by request to the Secretary at 2420 Brunello Trace, Lutz, Florida 33558.

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OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Special Meeting other than that described above. If any other business should properly come before the Special Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Special Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Notice of Internet Availability or proxy statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability or proxy statement, please notify your broker, or direct your written request to TRxADE HEALTH, INC., 2420 Brunello Trace, Lutz, Florida 33558, Attention: Investor Relations, or by telephone at (800) 261-0281 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the Notice of Internet Availability or proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the Notice of Internet Availability or proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE;
WHERE YOU CAN FIND MORE INFORMATION

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement. Except to the extent that information is deemed furnished and not filed pursuant to securities laws and regulations, we incorporate by reference the following filings:

● Our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 28, 2022;

● Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2020, Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on July 25, 2022, and Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 7, 2022; and

● Our Current Report on Form 8-K, filed with the SEC on October 7, 2022.

Where You Can Find More Information

We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information), including those incorporated by reference herein, as discussed above, are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “NASDAQ:MEDS,” “SEC Filings” page of our website at www.trxadegroup.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in this proxy statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this proxy statement. This proxy statement is dated November 9, 2022. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this proxy statement.

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This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation regarding the matters set forth herein that is different from, or in addition to, the information or representations contained in this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them.

Information on the Company’s website or the website of any subsidiary or affiliate of the Company is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the proxy statement, unless that information is also in this document.

TRxADE has filed this proxy statement with the SEC in connection with the solicitation of proxies for the TRxADE special meeting in connection with proposals described herein. This proxy statement incorporates important business and financial information about TRxADE from other documents that are not included in or delivered with this proxy statement. TRxADE stockholders will be able to obtain copies of this proxy statement, any amendments or supplements to this proxy statement, and other documents filed by TRxADE with the SEC in connection with the TRxADE special meeting, or otherwise (including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which each include various risk factors regarding the operations of TRxADE, and the definitive proxy statement on Schedule 14A filed by TRxADE in connection with its 2022 annual meeting of stockholders, which includes information regarding the employment agreements of our executive officers) for no charge at the SEC’s website at www.sec.gov. Copies of TRxADE’s filings with the SEC (including those incorporated by reference herein, as discussed above) are available to investors without charge by request made to TRxADE in writing or by telephone with the following contact information:

Janet Huffman, Chief Financial Officer

2420 Brunello Trace

Lutz, Florida 33558

Telephone: (800) 261-0281

Email: jhuffman@trxade.com

TO RECEIVE TIMELY DELIVERY OF THESE MATERIALS, YOU MUST MAKE YOUR REQUESTS NO LATER THAN FIVE BUSINESS DAYS BEFORE THE DATE OF THE SPECIAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES THROUGH THE INTERNET, FAX, BY TELEPHONE OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF COMMON STOCK ARE REPRESENTED AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

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Annex A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

TRxADE HEALTH, INC.

Warrant Shares: 2,663,045	Issue Date: October 7, 2022

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Shareholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from TRxADE HEALTH, INC., a Delaware corporation (the “Company”), up to 2,663,045 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October 4, 2022, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

A-1

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.50, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)	=	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	=	the Exercise Price of this Warrant, as adjusted hereunder; and

(X)	=	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rules or regulations.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(B) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise, (ii) one (1) Trading Day after delivery of the aggregate Exercise Price to the Company and (iii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date applicable to such exercise, the Holder may upon written demand to the Company require the Company to pay (and the Company shall pay to the Holder), in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the third Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

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ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than any failure solely due to any action or inaction by the Holder with respect to such exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver, but did not timely deliver, to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

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e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. In addition to the beneficial ownership limitations provided in this Warrant, the sum of the number of shares of Common Stock that may be issued under this Warrant, shall be limited to 19.99% of the Company’s outstanding shares of Common Stock as of the Issuance Date (the “Exchange Cap”), unless Shareholder Approval is obtained by the Company to issue more than the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split (including forward and reverse), or other similar transaction. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time from the Initial Exercise Date until the fifteen month anniversary of the Initial Exercise Date, while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price, provided that the Base Share Price shall not be less than $0.232 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement). Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (or any Subsidiary), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(e) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

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f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market on which the Common Stock is then listed, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

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e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

TRxADE HEALTH, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

TO: TRxADE HEALTH, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:_________________________

Holder’s Address: _________________________

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FORM OF PROXY

(SEE ATTACHED)

TRXADE HEALTH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – DECEMBER 20, 2022 AT 10 AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of TRxADE HEALTH, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement (the "Proxy Statement") of the Company, each dated on or around November 7, 2022, and hereby appoints Suren Ajjarapu and Janet Huffman (the "Proxies") or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held virtually on December 20, 2022 at 10:00 A.M. Eastern Standard time, via an audio teleconference at https://agm.issuerdirect.com/MEDS (please note this link is case sensitive), and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/MEDS
PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

SPECIAL MEETING OF THE STOCKHOLDERS OF TRXADE HEALTH, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2, BELOW

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve the issuance of up to 2,663,045 shares of our common stock issuable upon exercise of an outstanding common stock purchase warrant (the "Private Placement Warrants"), in accordance with the Nasdaq Listing Rules (the "Warrant Share Issuance Proposal").	☐	☐	☐

CONTROL ID:

REQUEST ID:

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For" Proposals 1 and 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2022

____
(Print Name of Stockholder and/or Joint Tenant)

____
(Signature of Stockholder)

____
(Second Signature if held jointly)